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- - -----------------------------------------------------------

             SECURITIES AND EXCHANGE COMMISSION

                  Washington, D.C.  20549

                         Form 8-K

                      CURRENT REPORT

            Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) May 13, 1996


            Advanta Mortgage Loan Trust 1996-2
  ------------------------------------------------------
  (Exact name of registrant as specified in its charter)



  New York              33-95006       Application Pending
- - ---------------       ------------     -------------------
(State or Other       (Commission       (I.R.S. Employer
Jurisdiction of       File Number)     Identification No.)
Incorporation)

c/o Advanta Mortgage Conduit                92127
    Services, Inc.                      ------------
Attention:  Milton Riseman               (Zip Code)
16875 West Bernardo Drive
San Diego, California
(Address of Principal
 Executive Offices)


Registrant's telephone number,
including area code:                  (619) 674-1800
                                      --------------


          500 Office Center Drive, Suite 400,
          Ft. Washington, Pennsylvania 19043
          ----------------------------------
           (Former name or former address,
            if changed since last report)
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     Item 5.  Other Events

     In connection with the offering of Advanta Mortgage
Loan Trust 1996-2 Mortgage Loan Asset-Backed Certificates, Series 1996-2, described in a Prospectus Supplement dated as of May 13, 1996, certain "Computational Materials" within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").

     Item 7.   Financial Statements, Pro Forma
               Financial Information and Exhibits.
               -----------------------------------

     (a)  Not applicable

     (b)  Not applicable

     (c)  Exhibit 99.1.  Related Computational Materials
          (as defined in Item 5 above).

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                        SIGNATURES

     Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                       ADVANTA MORTGAGE LOAN TRUST 1996-2

                       By:  Advanta Mortgage Conduit
                            Services, Inc., as Sponsor


                            By: /s/ Mark Casale
                                ------------------------
                                Name:  Mark Casale
                                Title: Vice-President


Dated:  May 13, 1996